                                                                      Exhibit 25
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM T-1

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                  STATEMENT OF ELIGIBILITY AND QUALIFICATION
              UNDER THE TRUST INDENTURE ACT FOR 1939, AS AMENDED,
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
         Check if an application to determine eligibility of a trustee pursuant to Section 305(b) (2) _____

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                           FIRST UNION NATIONAL BANK
              (Exact name of Trustee as specified in its charter)


230 SOUTH TRYON STREET, 9TH FL.
CHARLOTTE, NC                               28288-1179                      22-1147033
(Address of principal executive office)     (Zip Code)          (I.R.S. Employer Identification No.)


                       Sarah A. McMahon, (804) 343-6057
                 800 E. Main Street, Richmond, Virginia 23219

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                 Primus Telecommunications Group, Incorporated
              (Exact name of obligor as specified in its charter)

                                   DELAWARE
        (State or other jurisdiction of incorporation or organization)

                                  54-1708481
                     (I.R.S. Employer Identification No.)

                             1700 Old Meadow Road
                                  McLean, VA
                   (Address of principal executive offices)

                                     22102
                                  (Zip Code)


                         12 3/4% SENIOR NOTES DUE 2009
                      (Title of the indenture securities)

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

     1.   General information.

          (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject:

               The Comptroller of the Currency, Washington, D.C. Federal Reserve Bank of Richmond, Richmond, Virginia. Federal Deposit Insurance Corporation, Washington, D.C. Securities and Exchange Commission, Division of Market
                  Regulation, Washington, D.C.

          (b)  The Trustee is authorized to exercise corporate trust powers.


     2.   Affiliations with obligor.

              The obligor is not an affiliate of the Trustee.


     3.   Voting Securities of the Trustee.

              Not applicable
              (See answer to Item 13)


     4.   Trusteeships under other indentures.

              Not applicable
              (See answer to Item 13)


     5. Interlocking directorates and similar relationships with the obligor or underwriters.

              Not applicable
              (See answer to Item 13)


     6. Voting securities of the Trustee owned by the obligor or its officials.

              Not applicable
              (See answer to Item 13)


     7. Voting securities of the Trustee owned by underwriters or their officials.

              Not applicable
              (See answer to Item 13)


     8.   Securities of the obligor owned or held by the Trustee.

              Not applicable
              (See answer to Item 13)


     9.   Securities of underwriters owned or held by the Trustee.

              Not applicable
              (See answer to Item 13)


     10. Ownership or holdings by the Trustee of voting securities of certain affiliates or security holders of the obligor.

              Not applicable
              (See answer to Item 13)


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

     11. Ownership of holders by the Trustee of any securities of a person owning 50 percent or more of the voting securities of the obligor.

              Not applicable
              (See answer to Item 13)


     12.  Indebtedness of the obligor to the Trustee.

              Not applicable
              (See answer to Item 13)


     13.  Defaults by the obligor.

              A. None
              B. None


     14.  Affiliations with the underwriters.

              Not applicable
              (See answer to Item 13)


     15.  Foreign trustee.

              Trustee is a national banking association organized under the laws of the United States.


     16.  List of Exhibits.



          (1) Articles of Incorporation. (Incorporated by reference from Exhibit 25 to Registration 333-25575, filed June 5, 1997.)

          (2) Certificate of Authority of the Trustee to conduct business. (Incorporated by reference from Exhibit 25 to Registration 333-25575, filed June 5, 1997.)

          (3) Certificate of Authority of the Trustee to exercise corporate trust powers. (Incorporated by reference from Exhibit 25 to Registration 333-25575, filed June 5, 1997.)

          (4) By-Laws. (Incorporated by reference from Exhibit 25 to Registration 333-25575, filed June 5, 1997.)

          (5)  Inapplicable.

          (6) Consent by the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. Included at Page 4 of this Form T-1 Statement.

          (7)  Report of condition of Trustee.

          (8)  Inapplicable.

          (9)  Inapplicable.


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

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, FIRST UNION NATIONAL BANK, a national association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Richmond, and Commonwealth of Virginia on the 28th day of October, 1999.



                                    FIRST UNION NATIONAL BANK
                                    (Trustee)



                                    BY: /s/ Sarah A. McMahon
                                       ------------------------------------
                                       Sarah A. McMahon, Vice President



                                                            EXHIBIT T-1 (6)



                              CONSENTS OF TRUSTEE

        Under section 321(b) of the Trust Indenture Act of 1939 and in connection with the proposed issuance by Primus Telecommunications Group, Incorporated Senior Notes due 2009, First Union National Bank, as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.



                                    FIRST UNION NATIONAL BANK



                                    BY: /s/ John M. Turner
                                       ----------------------------------
                                       John M. Turner, Vice President



Dated:  October 28, 1999


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